                                                                     EX-(g)(xii)


                     RULE 17F-5 AND 17F-7 SERVICES AGREEMENT

       This Agreement is made, as of May 22, 2002, separately by and between each of Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios (each a "Fund") and PFPC Trust Company ("PFPC ").

       WHEREAS each Fund has retained PFPC to provide custody services to certain of its investment portfolios (each a "Portfolio") pursuant to a Custodian Services Agreement dated May 22, 2002.

       WHEREAS each Portfolio may from time to time determine to invest and maintain some of its assets outside of the United States.

       WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, each Fund wishes to appoint PFPC to serve as Foreign Custody Manager under Securities and Exchange Commission Rule 17f-5 ("Rule 17f-5") under the Investment Company Act of 1940 ("1940 Act") and to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Securities and Exchange Commission Rule 17f-7 ("Rule 17f-7") under the 1940 Act.

       WHEREAS, subject to and in accordance with the provisions set forth in this Agreement, PFPC wishes to serve as Foreign Custody Manager under Rule 17f-5 and provide risk analysis and monitoring required under sub-sections
(a)(1)(i)(A) and (B) of Rule 17f-7.

       NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, each Fund and PFPC hereby agree as follows:

       A. Foreign Custody Manager. With respect to "Foreign Assets" (as defined below) in the jurisdictions listed on Schedule A hereto (as the same may be changed by PFPC from time to time), PFPC will perform the duties of a "Foreign Custody Manager" as set forth in Rule 17f-5, subject to and in accordance with the provisions set out in this Agreement. In consideration of PFPC's agreement to so perform, each Fund agrees to the provisions set forth in Paragraphs A and C-L of this Agreement.

           1.PFPC shall select, place and maintain "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2)) with an "Eligible Foreign Custodian" (as that term is defined in Rule 17f-5(a)(1)), provided that PFPC shall have determined that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Foreign Assets, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv).

           2. PFPC will assure that each foreign custody arrangement with an Eligible Foreign Custodian be governed by a written contract that PFPC has determined provides for the reasonable care of Foreign Assets based on the standards specified in Rule 17f-5(c)(1). Each such contract shall include, without limitation, all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F). Alternatively, each such contract may contain, in lieu of any or all of the provisions specified in Rule 17f-5(c)(2)(i)(A)-(F), such other provisions that PFPC reasonably determines will provide, in their entirety, the same or a greater level of care and protection for a Fund's investments as the specified provisions, in their entirety.

           3. PFPC will establish and maintain a system for the regular monitoring of the appropriateness of both maintaining the Foreign Assets with each Eligible Foreign Custodian and the custody contractual arrangements with such Eligible Foreign Custodians, it being understood, however, that in the event that PFPC shall have determined that the existing Eligible Foreign Custodian in a given country no longer affords reasonable care to Foreign Assets and that no other Eligible Foreign Custodian in that country would afford reasonable care, PFPC shall promptly so advise the applicable Fund and shall then act in accordance with authorized instructions with respect to the disposition of the affected Foreign Assets.

           4. PFPC shall provide to each Fund's Board of Trustees written reports notifying the Board of the placement of the Fund's Foreign Assets with a particular Eligible Foreign Custodian and of any material change in the Fund's foreign custody arrangements, with the reports to be provided to the Board at such times as the Board may deem reasonable and appropriate based on the circumstances of the Fund's arrangements. Any report provided by PFPC pursuant to this Sub-Paragraph A.4 may be in electronic form.

           5. For purposes of clarity, it is understood and agreed that PFPC shall not be responsible for any Foreign Custody Manager duties, including but not limited to those described in Sub-Paragraphs A.1-4 above, with respect to any securities depository.

           6. In performing its duties under this Agreement, PFPC shall not supervise, recommend or advise a Fund relative to the investment, purchase, sale, retention or disposition of any Foreign Asset in any country, including with respect to prevailing country risks. PFPC agrees to provide such information in its possession as is specified in Schedule B hereto, as such Schedule B may be amended from time to time between PFPC and a particular Fund. In gathering such information, PFPC shall be subject to the standard of care set forth in Paragraph D hereof, but shall not be deemed to warrant the specific accuracy of such information. PFPC agrees to promptly notify a Fund at any time that PFPC becomes aware of a material change to the information provided pursuant to Schedule B, or if PFPC learns that any information previously provided is incomplete or inaccurate. Each Fund hereby acknowledges that such information is solely designed to inform the Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets.

           7. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, but subject to Sub-Paragraphs A.1-3 above, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Foreign Custodian.

       B. Securities Depositories. PFPC will provide to the Funds the risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7 subject to and in accordance with the provisions set out in this Agreement. In consideration of the provision of such risk analysis and monitoring each Fund agrees to the provisions set forth in Paragraphs B through L of this Agreement.

           1. (a) As contemplated by Rule 17f-7, PFPC will provide a written analysis (which may be in electronic form) to each Fund and its investment adviser of the custody risks associated with maintaining the Fund's "Foreign Assets" (as that term is defined in Rule 17f-5(a)(2) under the 1940 Act) with each "Eligible Securities Depository" (as that term is defined in Rule 17f-7(b)(1)) listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and at which any Foreign Assets of the Fund are held or are expected to be held. PFPC shall monitor the custody risks associated with maintaining each applicable Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify each applicable Fund or its investment adviser in writing (which may be in electronic form) of any material change in such risks.

                  (b) Based on the information available to it in the exercise of diligence, PFPC shall determine the eligibility under Rule 17f-7(b)(1) of each depository listed on Schedule C hereto (as the same may be changed by PFPC from time to time) and shall promptly advise each Fund or its investment adviser in writing (which may be in electronic form) if any such depository ceases to meet the definition of an Eligible Securities Depository (as that term is defined in Rule 17f-7(b)(1)).

           2. Each Fund acknowledges that it may maintain Foreign Assets only at the depositories listed on Schedule C hereto (as the same may be changed by PFPC from time to time). Each Fund agrees and acknowledges that its Foreign Assets may be held at any of the depositories listed on Schedule C hereto; provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed and acknowledged that its Foreign Assets may be held by that particular depository.

           3. Notwithstanding the provisions of any arrangements between any Fund and PFPC or otherwise, each Fund hereby agrees that its Foreign Assets may be maintained with any Eligible Securities Depository listed on Schedule C hereto (provided that if any Fund provides written notice to PFPC specifically stating that a particular depository is not acceptable to it, then such Fund will not be deemed to have agreed that its Foreign Assets may be maintained by that particular depository). PFPC will not be deemed to have chosen any such Eligible Securities Depositories.

       C. Third Parties. Each Fund acknowledges that PFPC (at its own expense) may utilize a third party to carry out PFPC's activities set forth herein, provided however, that the appointment or use of a third party will not relieve PFPC of its obligations and responsibilities to a Fund under this Agreement, and PFPC will be responsible and liable to a Fund for the acts or omissions of such third party to the same extent that PFPC would be responsible and liable to the Fund if such acts or omissions were PFPC's own in providing the services set forth in this Agreement to such Fund (provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC or such third party was aware of the possibility thereof)).

       D. Responsibility and Indemnification. In providing services pursuant to this Agreement, PFPC shall exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise). PFPC will indemnify a Fund with respect to the services set forth in this Agreement for the losses, liabilities and expenses suffered by the Fund as a result of PFPC's (a) failure to exercise such reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise), and (b) willful misfeasance, bad faith, negligence or reckless disregard in carrying out its duties and obligations under this Agreement, provided that in no event will PFPC be liable to a Fund for any indirect, special or consequential losses or damages (regardless of whether PFPC was aware of the possibility thereof). Each Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this Agreement, except that a Fund will not indemnify PFPC for such losses, liabilities and expenses arising out of PFPC's
(a) failure to exercise reasonable care, prudence and diligence (such as a person having responsibility for the safekeeping of Foreign Assets would exercise) in providing services to such Fund under this Agreement, or (b) willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations in providing services to such Fund under this

Agreement, provided that in no event will the Fund be liable for any indirect, special or consequential losses or damages (regardless of whether the Fund was aware of the possibility thereof).

      E. Compensation. The fees for services rendered by PFPC under this Agreement with respect to a particular Fund are included in the separate custodian services fee letter between the Fund and PFPC in effect on the date hereof, or as the same may be amended from time to time.

      F. Integration. This Agreement shall supercede and replace each of the Amendments to the respective Custodian Services Agreements between PFPC and the Funds dated as of July 2, 2001 relating to PFPC's duties as Foreign Custody Manager under Rule 17f-5 and relating to PFPC's duties to provide risk analysis and monitoring required under sub-sections (a)(1)(i)(A) and (B) of Rule 17f-7.

       G. Choice of Law. This Agreement and the provisions hereof shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This Agreement may be executed in counterparts, all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this Agreement. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

       H. Declarations of Trust. The respective names Schwab Capital Trust, Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios refers to each of such respective Funds and its Trustees, as Trustees but not individually or personally, acting under their respective Declarations of Trust dated May 6, 1993, October 26, 1990, May 9, 1995 and January 21, 1994. The obligations of any one of the aforementioned Funds entered into in the name of or on behalf of a Portfolio of such Fund by any of the Trustees, representatives or agents of such Fund are made not individually, but in such capacities. Such obligations are not binding upon any of the Trustees, shareholders or representatives of such Fund personally, but bind only the assets of such Fund belonging to such Portfolio for the enforcement of any claims against such Fund.

       I. Independent Transactions. Transactions entered into by one or more Portfolios of the Funds are considered independent transactions and shall in no way affect transactions entered into by any other Portfolio(s). Any amount owed by the Funds with respect to any obligation arising out of the Agreement, as amended, shall be paid only out of the assets and property of the particular Portfolio(s) that entered into such transaction.

       J. Each Fund represents that the Foreign Assets which are the subject matter of this Agreement are subject to the 1940 Act. PFPC represents that it is a U.S. Bank as defined in Rule 17f-5.

       K. This Agreement may be terminated with respect to a particular Fund by either such Fund or PFPC upon 60 days written notice to the other party.

       L. PFPC is entering into this Agreement with each of the Funds separately, and any duty, obligation or liability owed or incurred by PFPC with respect to a particular Fund shall be owed or incurred solely with respect to that Fund, and shall not in any way create any duty, obligation or liability with respect to any other

Fund. This Agreement shall be interpreted to carry out the intent of the parties hereto that PFPC is entering into a separate arrangement with each separate Fund.

IN WITNESS WHEREOF, each of the respective parties hereto have caused this Agreement to be executed on the day and year first above written.

PFPC TRUST COMPANY

/s/  David E. Fritz
By: David E. Fritz
Title: Vice President

SCHWAB CAPITAL TRUST

/s/  Tai-Chin Tung
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB INVESTMENTS

/s/  Tai-Chin Tung
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

THE CHARLES SCHWAB FAMILY OF FUNDS

/s/  Tai-Chin Tung
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHWAB ANNUITY PORTFOLIOS

/s/  Tai-Chin Tung
By: Tai-Chin Tung
Title: Treasurer and Principal Financial Officer

SCHEDULE A

                      FOREIGN CUSTODY MANAGER JURISDICTIONS

COUNTRY                   SUB-CUSTODIAN                                         CORRESPONDENT BANK
-------                   -------------                                         ------------------
ARGENTINA                 JPMorgan Chase Bank                                   JPMorgan Chase Bank
                          Arenales 707, 5th Floor                               Buenos Aires
                          1061 Buenos Aires
                           ARGENTINA

AUSTRALIA                  JPMorgan Chase Bank                                  Australia and New Zealand Banking
                           Level 37                                             Group Ltd.
                           AAP Center                                           Melbourne
                           259, George Street
                           Sydney NSW 2000
                           AUSTRALIA


AUSTRIA                    Bank Austria AG                                      J.P. Morgan AG
                           Julius Tandler Platz - 3                             Frankfurt
                           A-1090 Vienna
                           AUSTRIA

BAHRAIN                    HSBC Bank Middle East                                National Bank of Bahrain
                           PO Box 57                                            Manama
                           Manama, 304
                           BAHRAIN

BANGLADESH                 Standard Chartered Bank                              Standard Chartered Bank
                           18-20 Motijheel C.A.                                 Dhaka
                           Box 536,
                           Dhaka-1000
                           BANGLADESH

BELGIUM                    Fortis Bank N.V.                                     J.P. Morgan AG
                           3 Montagne Du Parc                                   Frankfurt
                           1000 Brussels
                           BELGIUM

BERMUDA                    The Bank of Bermuda Limited                          The Bank of Bermuda Ltd
                           6 Front Street                                       Hamilton
                           Hamilton HMDX
                           BERMUDA

BOTSWANA                   Barclays Bank of Botswana Limited                    Barclays Bank of Botswana Ltd
                           Barclays House, Khama Crescent                       Gaborone
                           Gaborone
                           BOTSWANA

BRAZIL                     Citibank, N.A.                                       Citibank, N.A.
                           Avenida Paulista, 1111                               Sao Paulo
                           Sao Paulo, SP 01311-920
                           BRAZIL

                           BankBoston, N.A.                                     BankBoston, N.A.
                           Rua Libero Badaro, 425-29 andar                      Sao Paulo
                           Sao Paulo - SP 01009-000
                           BRAZIL

BULGARIA                   ING Bank N.V.                                        ING Bank N.V.
                           Sofia Branch                                         Sofia
                           12 Emil Bersinski Street
                           Ivan Vazov Region
                           1408 Sofia
                           BULGARIA

CANADA                     Canadian Imperial Bank of Commerce                   Royal Bank of Canada
                           Commerce Court West                                  Toronto
                           Security Level
                           Toronto, Ontario M5L 1G9
                           CANADA

                           Royal Bank of Canada                                 Royal Bank of Canada
                           200 Bay Street, Suite 1500                           Toronto
                           15th Floor
                           Royal Bank Plaza, North Tower
                           Toronto
                           Ontario M5J 2J5
                           CANADA

CHILE                      Citibank, N.A.                                       Citibank, N.A.
                           Avda. Andres Bello 2687                              Santiago
                           3rd and 5th Floors
                           Santiago
                           CHILE

CHINA - SHANGHAI           The Hongkong and Shanghai Banking                    Citibank, N.A.
                           Corporation Limited                                  New York
                           34/F, Shanghai Senmao International Building
                           101 Yin Cheng East Road
                           Pudong
                           Shanghai 200120
                           THE PEOPLE'S REPUBLIC OF CHINA


CHINA - SHENZHEN           The Hongkong and Shanghai Banking                    JPMorgan Chase Bank
                           Corporation Limited                                  Hong Kong
                           1st Floor
                           Century Plaza Hotel
                           No.1 Chun Feng Lu
                           Shenzhen
                           THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA                   Cititrust Colombia S.A.                              Cititrust Colombia S.A. Sociedad Fiduciaria
                           Sociedad Fiduciaria                                  Santa Fe de Bogota
                           Carrera 9a No 99-02
                           First Floor
                           Santa Fe de Bogota, D.C.
                           COLOMBIA


CROATIA                    Privredna banka Zagreb d.d.                          Privredna banka Zagreb d.d.
                           Savska c.28                                          Zagreb
                           10000 Zagreb
                           CROATIA

CYPRUS                     The Cyprus Popular Bank Ltd.                         Cyprus Popular Bank
                           154 Limassol Avenue                                  Nicosia
                           P.O. Box 22032
                           CY-1598 Nicosia,
                           CYPRUS

CZECH REPUBLIC             Ceskoslovenska obchodni banka, a.s.                  Ceskoslovenska obchodni banka, a.s.
                           Na Prikope 14                                        Prague
                           115 20 Prague 1
                           CZECH REPUBLIC


DENMARK                    Danske Bank A/S                                      Nordea Bank Danmark A/S
                           2-12 Holmens Kanal                                   Copenhagen
                           DK 1092 Copenhagen K
                           DENMARK

ECUADOR                    Citibank, N.A.                                       Citibank, N.A.
                           Av. Republica de El Salvador y                       Quito
                           Naciones Unidas (Esquina)
                           Quito
                           ECUADOR

EGYPT                      Citibank, N.A.                                       Citibank, N.A.
                           4 Ahmed Pasha Street                                 Cairo
                           Garden City
                           Cairo
                           EGYPT

ESTONIA                    Hansabank                                            Esti Uhispank
                           Liivalaia 8                                          Tallinn
                           EE0001 Tallinn
                           ESTONIA

FINLAND                    Nordea Bank Finland Plc                              J.P. Morgan AG
                           2598 Custody Services                                Frankfurt
                           Aleksis Kiven Katu 3-5
                           FIN-00020 MERITA, Helsinki
                           FINLAND

FRANCE                     BNP Paribas Securities Services S.A.                 J.P. Morgan AG
                           Ref 256                                              Frankfurt
                           BP 141
                           3, Rue D'Antin
                           75078 Paris
                           Cedex 02
                           FRANCE

                           Societe Generale                                     J.P. Morgan AG
                           50 Boulevard Haussman                                Frankfurt
                           75009 Paris
                           FRANCE

                           Credit Agricole Indosuez                             J.P. Morgan AG
                           96 Blvd. Haussmann                                   Frankfurt
                           75008 Paris
                           FRANCE

GERMANY                    Dresdner Bank AG                                     J.P. Morgan AG
                           Juergen-Ponto-Platz 1                                Frankfurt
                           60284 Frankfurt/Main
                           GERMANY

GHANA                      Barclays Bank of Ghana Limited                       Barclays Bank of Ghana Ltd
                           Barclays House, High Street                          Accra
                           Accra
                           GHANA

GREECE                     HSBC Bank plc                                        J.P. Morgan AG
                           Messogion 109-111                                    Frankfurt
                           11526 Athens
                           GREECE

HONG KONG                  The Hongkong and Shanghai Banking                    JPMorgan Chase Bank
                           Corporation Limited                                  Hong Kong
                           36th Floor, Sun Hung Kai Centre
                           30 Harbour Road
                           Wan Chai
                           HONG KONG

HUNGARY                    Citibank Rt.                                         ING Bank Rt.
                           Szabadsag ter 7-9                                    Budapest
                           H-1051 Budapest V
                           HUNGARY

ICELAND                    Islandsbanki-FBA                                     Islandsbanki-FBA
                           Kirkjusandur 2                                       Reykjavik
                           155 Reykjavik
                           ICELAND

INDIA                      The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           Sudam Kalu Ahire Marg, Worli                         Mumbai
                           Mumbai 400 025
                           INDIA

                           Deutsche Bank AG                                     Deutsche Bank AG
                           Kodak House                                          Mumbai
                           222 D.N. Road, Fort
                           Mumbai 400 001
                           INDIA

                           Standard Chartered Bank                              Standard Chartered Bank
                           Phoenix Centre, Phoenix Mills Compound               Mumbai
                           Senapati Bapat Marg, Lower Parel
                           Mumbai 400 013
                           INDIA

INDONESIA                  The Hongkong and Shanghai Banking                    Standard Chartered Bank
                           Corporation Limited                                  Jakarta
                           World Trade Center
                           Jl. Jend Sudirman Kav. 29-31
                           Jakarta 10023
                           INDONESIA

                           Standard Chartered Bank                              Standard Chartered Bank
                           Jl. Jend Sudirman Kav. 33-A                          Jakarta
                           Jakarta 10220
                           INDONESIA

IRELAND                    Bank of Ireland                                      J.P. Morgan AG
                           International Financial Services Centre              Frankfurt
                           1 Harbourmaster Place
                           Dublin 1
                           IRELAND

                           Allied Irish Banks, p.l.c.                           J.P. Morgan AG
                           P.O. Box 518                                         Frankfurt
                           International Financial Services Centre
                           Dublin 1
                           IRELAND

ISRAEL                     Bank Leumi le-Israel B.M.                            Bank Leumi Le-Israel B.M.
                           35, Yehuda Halevi Street                             Tel Aviv
                           61000 Tel Aviv
                           ISRAEL

ITALY                      BNP Paribas Securities Services S.A.                 J.P. Morgan AG
                           2 Piazza San Fedele                                  Frankfurt
                           20121 Milan
                           ITALY

IVORY COAST                Societe Generale de Banques en Cote                  Societe Generale
                           d'Ivoire                                             Paris
                           5 et 7, Avenue J. Anoma - 01 B.P. 1355
                           Abidjan 01
                           IVORY COAST


JAMAICA                    CIBC Trust and Merchant Bank                         CIBC Trust and Merchant Bank
                           Jamaica Limited                                      Jamaica Limited
                           23-27 Knutsford Blvd.                                Kingston
                           Kingston 10
                           JAMAICA

JAPAN                      The Fuji Bank, Limited                               JPMorgan Chase Bank
                           6-7 Nihonbashi-Kabutocho                             Tokyo
                           Chuo-Ku
                           Tokyo 103
                           JAPAN

                           The Bank of Tokyo-Mitsubishi, Limited                JPMorgan Chase Bank
                           3-2 Nihombashi Hongkucho 1-chome                     Tokyo
                           Chuo-ku
                           Tokyo 103
                           JAPAN

JORDAN                     Arab Bank Plc                                        Arab Bank Plc
                           P O Box 950544-5                                     Amman
                           Amman
                           Shmeisani
                           JORDAN

KAZAKHSTAN                 ABN AMRO Bank Kazakhstan                             ABN AMRO Bank Kazakhstan
                           45, Khadzhi Mukana Street                            Almaty
                           480099 Almaty
                           KAZAKHSTAN

KENYA                      Barclays Bank of Kenya Limited                       Barclays Bank of Kenya Ltd
                           c/o Barclaytrust Investment Services                 Nairobi
                           & Limited
                           Mezzanine 3, Barclays Plaza, Loita Street
                           Nairobi
                           KENYA

LATVIA                     Hansabanka                                           Hansabanka
                           Kalku iela 26                                        Riga
                           Riga, LV 1050
                           LATVIA

LEBANON                    HSBC Bank Middle East                                JPMorgan Chase Bank
                           Ras-Beirut Branch                                    New York
                           P.O. Box 11-1380
                           Abdel Aziz
                           Ras-Beirut
                           LEBANON

LITHUANIA                  Vilniaus Bankas AB                                   Vilniaus Bankas AB
                           12 Gedimino pr.                                      Vilnius
                           LT 2600 Vilnius
                           LITHUANIA

LUXEMBOURG                 Banque Generale du Luxembourg S.A.                   J.P. Morgan AG
                           50 Avenue J.F. Kennedy                               Frankfurt
                           L-2951
                           LUXEMBOURG

MALAYSIA                   HSBC Bank Malaysia Berhad                            J.P. Morgan Chase Bank Berhad
                           2 Leboh Ampang                                       Kuala Lumpur
                           50100 Kuala Lumpur
                           MALAYSIA

MAURITIUS                  The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           5/F Les Cascades Building                            Port Louis
                           Edith Cavell Street
                           Port Louis
                           MAURITIUS

MEXICO                     Banco J.P. Morgan, S.A.                              Banco J.P. Morgan, S.A.
                           Torre Optima                                         Mexico, D.F
                           Paseo de las Palmas #405 Piso 15
                           Lomas de Chapultepec
                           11000 Mexico, D. F.
                           MEXICO

                           Banco Nacional de Mexico, S.A.                       Banco Nacional de Mexico, S.A.
                           Paseo de la Reforma 390                              Mexico, D.F
                           06695 Mexico, D.F.
                           MEXICO

MOROCCO                    Banque Commerciale du Maroc S.A.                     Banque Commerciale du Maroc S.A.
                           2 Boulevard Moulay Youssef                           Casablanca
                           Casablanca 20000
                           MOROCCO

NAMIBIA                    Standard Bank Namibia Limited                        Standard Corporate & Merchant Bank
                           Mutual Platz                                         Johannesburg
                           Cnr. Stroebel and Post Streets
                           P.O.Box 3327
                           Windhoek
                           NAMIBIA

NETHERLANDS                ABN AMRO Bank N.V.                                   J.P. Morgan AG
                           Kemelstede 2                                         Frankfurt
                           P. O. Box 3200
                           4800 De Breda
                           NETHERLANDS

                           Fortis Bank (Nederland) N.V.                         J.P. Morgan AG
                           55 Rokin                                             Frankfurt
                           P.O. Box 243
                           1000 AE Amsterdam
                           NETHERLANDS

NEW ZEALAND                National Nominees Limited                            National Bank of New Zealand
                           Level 2 BNZ Tower                                    Wellington
                           125 Queen Street
                           Auckland
                           NEW ZEALAND

*NIGERIA*                  Stanbic Merchant Bank Nigeria Limited                Standard Bank of South Africa
                           188 Awolowo Road                                     Johannesburg
                           P.O. Box 54746
                           Falomo, Ikoyi
                           Lagos
                           NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

NORWAY                     Den norske Bank ASA                                  Den norske Bank ASA
                           Stranden 21                                          Oslo
                           PO Box 1171 Sentrum
                           N-0107 Oslo
                           NORWAY

OMAN                       HSBC Bank Middle East                                Oman Arab Bank
                           Bait Al Falaj Main Office                            Muscat
                           Ruwi, Muscat PC 112
                           OMAN

PAKISTAN                   Citibank, N.A.                                       Citibank, N.A.
                           AWT Plaza                                            Karachi
                           I.I. Chundrigar Road
                           Karachi 74200
                           PAKISTAN

                           Deutsche Bank AG                                     Deutsche Bank AG
                           Unitowers                                            Karachi
                           I.I. Chundrigar Road
                           Karachi 74200
                           PAKISTAN

                           Standard Chartered Bank                              Standard Chartered Bank
                           Box 4896                                             Karachi
                           Ismail Ibrahim Chundrigar Road
                           Karachi 74200
                           PAKISTAN

PERU                       Citibank, N.A.                                       Banco de Credito del Peru
                           Camino Real 457                                      Lima
                           Torre Real - 5th Floor
                           San Isidro, Lima 27
                           PERU

PHILIPPINES                The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           30/F Discovery Suites                                Manila
                           25 ADB Avenue
                           Ortigas Center
                           Pasig City, Manila
                           PHILIPPINES

POLAND                     Bank Handlowy w. Warszawie S.A.                      Bank Rozwoju Eksportu S.A.
                           ul. Senatorska 16                                    Warsaw
                           00-082 Warsaw
                           POLAND

                           Bank Polska Kasa Opieki S.A.                         Bank Rozwoju Eksportu S.A.
                           11 Lucka street                                      Warsaw
                           00-950 Warsaw
                           POLAND

PORTUGAL                   Banco Espirito Santo, S.A.                           J.P. Morgan AG
                           7th floor                                            Frankfurt
                           Rua Castilho, 26
                           1250-069 Lisbon
                           PORTUGAL

ROMANIA                    ING Bank N.V.                                        ING Bank N.V.
                           13-15 Kiseleff Blvd                                  Bucharest
                           Bucharest 1
                           ROMANIA

*RUSSIA*                   J.P. Morgan Bank International                       JPMorgan Chase Bank
                           (Limited Liability Company)                          New York
                           Building 2/1, 8th floor                              A/C JPMorgan Chase Bank
                           Paveletskaya Square                                  London (USD NOSTRO Account)
                           113054 Moscow
                           RUSSIA

                           Credit Suisse First Boston AO                        JPMorgan Chase Bank
                           Nikitsky Pereulok, 5                                 New York
                           103009 Moscow                                        A/C JPMorgan Chase Bank
                           RUSSIA                                               London (USD NOSTRO Account)

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

SINGAPORE                  Standard Chartered Bank                              Oversea-Chinese Banking Corporation
                           3/F, 6 Battery Road                                  Singapore
                           049909
                           SINGAPORE

SLOVAK REPUBLIC            Ceskoslovenska obchodni banka, a.s.                  Ceskoslovenska obchodni banka, a.s.
                           pobocka zahranicnej banky v SR                       Bratislava
                           Michalska 18
                           815 63 Bratislava
                           SLOVAK REPUBLIC


SLOVENIA                   Bank Austria Creditanstalt d.d. Ljubljana            Bank Austria Creditanstalt d.d.
                           Wolfova 1                                            Ljubljana
                           SI-1000 Ljubljana                                    Ljubljana
                           SLOVENIA


SOUTH AFRICA               The Standard Bank of South Africa Limited            Standard Corporate & Merchant Bank
                           Standard Bank Centre                                 Johannesburg
                           1st Floor
                           5 Simmonds Street
                           Johannesburg 2001
                           SOUTH AFRICA

SOUTH KOREA                The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           5/F HSBC Building                                    Seoul
                           #25, Bongrae-dong 1-ga
                           Seoul
                           SOUTH KOREA

                           Standard Chartered Bank                              Standard Chartered Bank
                           22/F, Seoul Finance Centre Building                  Seoul
                           63, Mukyo-dong, Chung-Ku
                           Seoul
                           SOUTH KOREA

SPAIN                      J.P. Morgan Bank, S.A.                               J.P. Morgan AG
                           Paseo de la Castellana, 51                           Frankfurt
                           28046 Madrid
                           SPAIN

SRI LANKA                  The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           24 Sir Baron Jayatillaka Mawatha                     Colombo
                           Colombo 1
                           SRI LANKA

SWEDEN                     Skandinaviska Enskilda Banken                        Svenska Handelsbanken
                           Sergels Torg 2                                       Stockholm
                           SE-106 40 Stockholm
                           SWEDEN

SWITZERLAND                UBS AG                                               UBS AG
                           45 Bahnhofstrasse                                    Zurich
                           8021 Zurich
                           SWITZERLAND

TAIWAN                     JPMorgan Chase Bank                                  JPMorgan Chase Bank
                           14th Floor                                           Taipei
                           2, Tun Hwa S. Road Sec. 1
                           Taipei
                           TAIWAN

                           The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           International Trade Building                         Taipei
                           16th Floor, Taipei World Trade Center
                           333 Keelung Road, Section 1
                           Taipei 110
                           TAIWAN

THAILAND                   Standard Chartered Bank                              Standard Chartered Bank
                           14th Floor, Zone B                                   Bangkok
                           Sathorn Nakorn Tower
                           100 North Sathorn Road
                           Bangrak, Bangkok 10500
                           THAILAND

TUNISIA                    Banque Internationale Arabe de Tunisie,              Banque Internationale Arabe de
                           S.A.                                                 Tunisie, S.A.
                           70-72 Avenue Habib Bourguiba                         Tunis
                           P.O. Box 520
                           1080 Tunis Cedex
                           TUNISIA


TURKEY                     JPMorgan Chase Bank                                  JPMorgan Chase Bank
                           Emirhan Cad. No: 145                                 Istanbul
                           Atakule, A Blok Kat:11
                           80700-Dikilitas/Besiktas
                           Istanbul
                           TURKEY

*UKRAINE*                  ING Bank Ukraine                                     ING Bank Ukraine
                           28 Kominterna Street                                 Kiev
                           5th Floor
                           Kiev, 252032
                           UKRAINE

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

U.A.E.                     HSBC Bank Middle East                                The National Bank of Abu Dhabi
                           P.O. Box 66                                          Abu Dhabi
                           Dubai
                           UNITED ARAB EMIRATES


U.K.                       JPMorgan Chase Bank                                  National Westminster Bank
                           Crosby Court                                         London
                           Ground Floor
                           38 Bishopsgate
                           London EC2N 4AJ
                           UNITED KINGDOM


URUGUAY                    BankBoston, N.A.                                     BankBoston, N.A.
                           Zabala 1463                                          Montevideo
                           Montevideo
                           URUGUAY

VENEZUELA                  Citibank, N.A.                                       Citibank, N.A.
                           Carmelitas a Altagracia                              Caracas
                           Edificio Citibank
                           Caracas 1010
                           VENEZUELA

VIETNAM                    The Hongkong and Shanghai Banking                    The Hongkong and Shanghai Banking
                           Corporation Limited                                  Corporation Limited
                           75 Pham Hong Thai, District 1                        Ho Chi Minh City
                           Ho Chi Minh City
                           VIETNAM

ZAMBIA                     Barclays Bank of Zambia Limited                      Barclays Bank of Zambia Ltd
                           Kafue House, Cairo Road                              Lusaka
                           Lusaka
                           ZAMBIA

ZIMBABWE                   Barclays Bank of Zimbabwe Limited                    Barclays Bank of Zimbabwe Ltd
                           2nd Floor, 3 Anchor House                            Harare
                           Jason Mayo Avenue
                           Harare
                           ZIMBABWE

                                   SCHEDULE B

                       INFORMATION REGARDING COUNTRY RISK

1. To aid a Fund in its evaluations regarding country risk, PFPC shall furnish annually and upon the initial placing of Foreign Assets into a country by the Fund the following information:

           A.     Opinions of local counsel concerning:

                  i. Whether applicable foreign law would restrict the access afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

                  ii. Whether applicable foreign law would restrict the Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

                  iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

           B.     Written information concerning:

                  i. The likelihood of expropriation, nationalization, freezes, or confiscation of the Fund's assets.

                  ii. Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

         C. A market report with respect to the following topics: (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation and (vi) securities depositories.

2. PFPC shall furnish the following additional information on an as needed basis:

         Market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE C

                         FOREIGN SECURITIES DEPOSITORIES

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
ARGENTINA               CVSA                                                    Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)

ARGENTINA               CRYL                                                    Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)

AUSTRALIA               AUSTRACLEAR LIMITED                                     Corporate Debt, Money Market, Semi-Government Debt

AUSTRALIA               CHESS                                                   Equity
                        (Clearing House Electronic Sub-register System)

AUSTRALIA               RITS                                                    Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)

AUSTRIA                OEKB                                                     Equity, Corporate Debt, Government Debt
                       (OESTERREICHISCHE KONTROLLBANK AG)

BELGIUM                 CIK                                                     Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de Virements
                        de Titres S.A.)

BELGIUM                 NBB                                                     Corporate Debt, Government Debt
                        (National Bank of Belgium)

BRAZIL                  CBLC                                                    Equity
                        (Companhia Brasileira de Liquidacao e Custodia)

BRAZIL                  CETIP                                                   Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)

BRAZIL                  SELIC                                                   Government Debt
                        (Sistema Especial de Liquidacao e Custodia)

BULGARIA                BNB                                                     Government Debt
                        (Bulgaria National Bank)

BULGARIA                CDAD                                                    Equity, Corporate Debt
                        (Central Depository A.D.)

CANADA                  CDS                                                     Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)

CHILE                   DCV                                                     Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)

CHINA, SHANGHAI         CSDCC, SHANGHAI BRANCH                                  Equity
                        (China Securities Depository and Clearing
                        Corporation Limited, Shanghai Branch)

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
CHINA, SHENZHEN         CSDCC, SHENZHEN BRANCH                                  Equity
                        (China Securities Depository and Clearing
                        Corporation Limited, Shenzhen Branch)

COLOMBIA                DCV                                                     Government Debt
                        (Deposito Central de Valores)

COLOMBIA                DECEVAL                                                 Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)

CROATIA                 SDA                                                     Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)

CROATIA                 MINISTRY OF FINANCE OF THE REPUBLIC OF CROATIA          Short-term debt issued by the Ministry of Finance.

CROATIA                 CNB                                                     Short-term debt issued by the National Bank of
                        (Croatian National Bank)                                Croatia.

CZECH REPUBLIC          SCP                                                     Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru)

CZECH REPUBLIC          CNB                                                     Government Debt
                        (Czech National Bank)

DENMARK                 VP                                                      Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)

EGYPT                   MCSD                                                    Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)

ESTONIA                 ECDS                                                    Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)

EUROMARKET              DCC                                                     Euro-CDs
                       (The Depository and Clearing Centre)

EUROMARKET              CLEARSTREAM                                             Euro-Debt
                       (Clearstream Banking, S.A.)

EUROMARKET              EUROCLEAR                                               Euro-Debt

FINLAND                 APK                                                     Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)

FRANCE                  EUROCLEAR FRANCE                                        Equity, Corporate Debt, Government Debt

GERMANY                 CBF                                                     Equity, Corporate Debt, Government Debt
                       (CLEARSTREAM BANKING AG)

GREECE                  CSD                                                     Equity, Corporate Debt
                        (Central Securities Depository S.A.)

GREECE                  BOG                                                     Government Debt
                       (BANK OF GREECE)

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
HONG KONG               HKSCC                                                   Equity
                        (Hong Kong Securities Clearing Company Limited)

HONG KONG               CMU                                                     Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)

HUNGARY                 KELER                                                   Equity, Corporate Debt, Government Debt
                        (Central Depository and Clearing House -
                        Kosponti Elszamolohaz es Ertektar (Budapest)
                        Rt.)

INDIA                   NSDL                                                    Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)

INDIA                   CDSL                                                    Equity
                        (Central Depository Services (India) Limited)

INDIA                   RBI                                                     Government Debt
                        (Reserve Bank of India)

INDONESIA               KSEI                                                    Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)

IRELAND                 CREST                                                   Equity, Corporate Debt
                       (CRESTCo Limited)

ISRAEL                  TECH                                                    Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House
                        Limited)

ITALY                   MONTE TITOLI S.P.A.                                     Equity, Corporate Debt, Government Debt

ITALY                   BANCA D'ITALIA                                          Government Debt

IVORY COAST             DC/BR                                                   Equity
                        (Le Depositaire Central / Banque de Reglement)

JAPAN                   JASDEC                                                  Equity, Convertible Debt
                        (Japan Securities Depository Center)

JAPAN                   BOJ                                                     Registered Government Debt
                       (Bank of Japan)

KAZAHKSTAN              CSD                                                     Equity
                       (CENTRAL SECURITIES DEPOSITORY CJSC)


KENYA                   CBCD                                                    Government Debt
                        (Central Bank Central Depository)

LATVIA                  LCD                                                     Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)

LEBANON                 MIDCLEAR S.A.L.                                         Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)

LITHUANIA               CSDL                                                    Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)

LUXEMBOURG              CLEARSTREAM                                             Equity

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
                        (Clearstream Banking S.A.)

MALAYSIA                MCD                                                     Equity, Corporate Debt, Government Debt
                        (Malaysian Central Depository Sdn. Bhd.)

MAURITIUS               CDS                                                     Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)

MEXICO                  INDEVAL                                                 Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)

MOROCCO                 MAROCLEAR                                               Equity, Corporate Debt, Government Debt

NETHERLAND              NECIGEF                                                 Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)

NEW ZEALAND             NZCSD                                                   Equity, Corporate Debt, Government Debt
                        (New Zealand Central Securities Depository)

NIGERIA                 CSCS                                                    Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)

NORWAY                  VPS                                                     Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)

OMAN                    MDSRC                                                   Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)

PAKISTAN                CDC                                                     Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)

PAKISTAN                SBP                                                     Government Debt
                        (State Bank of Pakistan)

PERU                    CAVALI                                                  Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)

PHILIPPINES             PCD                                                     Equity
                        (Philippine Central Depository Inc.)

PHILIPPINES             ROSS                                                    Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)

POLAND                  NDS                                                     Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)

POLAND                  CRT                                                     Short-Term Government Debt
                        (Central Registry of Treasury-Bills)

PORTUGAL                INTERBOLSA                                              Equity, Corporate Debt, Government Debt
                        (Sociedade Gestora de Sistemas de Liquidacao e
                        de Sistemas Centralizados de Valores
                        Mobiliarios, S.A

ROMANIA                 SNCDD                                                   Equity

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
                        (National Company for Clearing, Settlement and
                        Depository for Securities)

ROMANIA                 BSE                                                     Equity
                        (Bucharest Stock Exchange Registry)

RUSSIA                  VTB                                                     Equity, Corporate Debt, Government Debt (Ministry of
                        (Vneshtorgbank)                                         Finance Bonds)

RUSSIA                  NDC                                                     Equity, Corporate Debt, Government Debt (Ministry of
                        (National Depository Centre)                            Finance Bonds)

SINGAPORE               CDP                                                     Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)

SINGAPORE               SGS                                                     Government Debt
                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)

SLOVAK REPUBLIC         SCP                                                     Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava,
                        a.s.)

SLOVAK REPUBLIC         NBS                                                     Government Debt
                        (National Bank of Slovakia)

SLOVENIA                KDD                                                     Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)

SOUTH AFRICA            CDL                                                     Corporate Debt, Government Debt

                       (CENTRAL DEPOSITORY (PTY) LIMITED)

SOUTH AFRICA            STRATE                                                  Equity
                        (Share Transactions Totally Electronic)

SOUTH KOREA             KSD                                                     Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)

SPAIN                   SCLV                                                    Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)

SPAIN                   BANK OF SPAIN                                           Government Debt

SRI LANKA               CDS                                                     Equity, Corporate Debt
                        (Central Depository System (Private) Limited)

SWEDEN                  VPC                                                     Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)

SWITZERLAND             SIS                                                     Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)

TAIWAN                  TSCD                                                    Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)

THAILAND                TSD                                                     Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)

       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
       -------                            ----------                                            -----------
TUNISIA                 STICODEVAM                                              Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)

TURKEY                  TAKASBANK                                               Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)

UNITED KINGDOM          CREST                                                   Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)

UNITED KINGDOM          CMO                                                     Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)

URUGUAY                 BCU                                                     Corporate Debt, Government Debt
                        (Banco Central del Uruguay)

VENEZUELA               BCV                                                     Government Debt
                        (Banco Central de Venezuela)

ZAMBIA                  CSD                                                     Equity, Government Debt
                        (LuSE Central Shares Depository Limited)

ZAMBIA                  BOZ                                                     Government Debt
                        (Bank of Zambia)

27